EXHIBIT 99.2

MARM 03-3 ORIGINATORS AND SERVICERS

Originator     # Loans  TOTAL BAL.     Group 1  Group 2  Group 3   TOTAL
-------------------------------------------------------------------------
Countrywide        331   $159,481,174    30.42    50.28    84.76    50.35
Greenpoint         353    131,776,162    65.44    40.64     6.42    41.60
Nexstar             27     12,780,306     4.14     3.17     8.82     4.04
Downey Savings      27     11,192,064       --     5.21       --     3.53
Cendant Mortgage     5      1,249,000       --     0.58       --     0.39
SoCal                1        254,743       --     0.12       --     0.08
Total:             744   $316,733,450   100.00   100.00   100.00   100.00


Servicer       # Loans  TOTAL BAL.     Group 1  Group 2  Group 3   TOTAL
-------------------------------------------------------------------------
Countrywide        331   $159,481,174    30.42    50.28    84.76    50.35
Greenpoint         353    131,776,162    65.44    40.64     6.42    41.60
Cenlar              23     11,404,781     2.00     3.17     8.82     3.60
Downey              27     11,192,064       --     5.21       --     3.53
Nextstar             4      1,375,525     2.14       --       --     0.43
Cendant              5      1,249,000       --     0.58       --     0.39
PrimeWest            1        254,743       --     0.12       --     0.08
Total:             744   $316,733,450   100.00   100.00   100.00   100.00


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

This material has been prepared by UBS AG or an affiliate thereof ("UBS"). This material is a sales and trading communication and should not be viewed as research. Opinions expressed herein are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. Full details of UBS Investment Research, if any, are available on request. Any prices or quotations contained herein are indicative only and do not constitute an offer to buy or sell any securities at any given price. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness, reliability or appropriateness of the information, methodology and any derived price contained within this material. The securities and related financial instruments described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. Options, derivative products and futures are not suitable for all investors, and trading in these instruments is considered risky. Past performance is not necessarily indicative of future results. Foreign currency rates of exchange may adversely affect the value, price or income of any security or related instrument mentioned in this report. UBS, its directors, officers and employees or clients may have or have had interests or long or short positions in the securities or related financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this material. Neither UBS its directors, employees or agents accept any liability for any loss or damage arising out of the use of all or any part of these materials. This material is distributed in the following jurisdictions by: United Kingdom: UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: UBS AG to institutional investors only. Italy: Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. US: UBS Securities LLC or UBS Financial Services Inc., subsidiaries of UBS AG, or solely to US institutional investors by UBS AG or a subsidiary or affiliate thereof that is not registered as a US broker-dealer (a "non-US affiliate"). Transactions resulting from materials distributed by a non-US affiliate must be effected through UBS Securities LLC or UBS Financial Services Inc.
Canada: UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. Japan: UBS Securities Japan Ltd or UBS AG, Tokyo Branch, to institutional investors only. Hong Kong: UBS Securities Asia Limited or UBS AG, Hong Kong Branch. Singapore: UBS Securities Singapore Pte. Ltd or UBS AG, Singapore Branch. Australia: UBS Advisory and Capital Markets Australia Ltd and UBS Securities Australia Ltd. For additional information or trade execution please contact your local sales or trading contact.

Copyright 2003 UBS. All rights reserved. This material is strictly for specified recipients only and may not be reproduced, distributed or forwarded in any manner without the permission of UBS.